Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

Dated as of March 10, 2005

By and Between

CAPCO ENERGY, INC.

and

JVL Global Energy (QP), LP

JVL Global Energy, LP

Navitas Fund, LP

Peninsula Fund, LP

Peninsula Catalyst Fund, LP

Peninsula Catalyst QP Fund, LP

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.1 - Definitions

1

Section 1.2 - Other Definitions

3

Section 1.3 - Construction

3

ARTICLE II ISSUANCE AND PURCHASE OF STOCK

3

Section 2.1 - Issuance and Purchase of Stock

3

Section 2.2 - The Closing

3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3

Section 3.1 - Organization

3

Section 3.2 - Due Authorization

4

Section 3.3 - Non-Contravention

4

Section 3.4 – Consents

4

Section 3.5 - Capitalization

4

Section 3.6 - Legal Proceedings

5

Section 3.7 - No Violations

5

Section 3.8 - Permits

5

Section 3.9 - Financial Statements

5

Section 3.10 - No Material Adverse Change

6

Section 3.11 - Disclosure

6

Section 3.12 - Compliance

6

Section 3.13 - Reporting Status

7

Section 3.14 - Properties

7

Section 3.15 - Contracts

7

Section 3.16 - Environmental Matters

8

Section 3.17 – Tax Returns

8

Section 3.18 - Insurance

8

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

8

Section 4.1 - Authority

8

Section 4.2 - Consents and Approval; No Violation

9

Section 4.3 - Securities Laws

9

ARTICLE V ADDITIONAL AGREEMENTS

12

Section 5.1 - Use of Proceeds

12

Section 5.2 - Access to Information

12

Section 5.3 - Reservation of Common Stock

12

Section 5.4 - Market for Common Stock

12

Section 5.5 - Best Efforts

13

Section 5.6 - Public Announcements

13

Section 5.7 - Restrictive Legends

13

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Section 5.8 - Registration Rights

13

Section 5.9 - Indemnification

16

ARTICLE VI PURCHASERS' CONDITIONS

17

Section 6.1 - Representations and Covenants

17

Section 6.2 - Required Consents and Approvals

17

Section 6.3 - Additional Documents

17

ARTICLE VII COMPANY’S CONDITIONS

17

Section 7.1 - Representations and Covenants

17

Section 7.2 - Required Consents and Approvals

17

Section 7.3 - Additional Documents

17

ARTICLE VIII TERMINATION AND SURVIVAL

18

Section 8.1 - Termination

18

Section 8.2 - Survival; Failure to Close

18

ARTICLE IX MISCELLANEOUS

18

Section 9.1 - Entire Agreement

18

Section 9.2 - Notices

18

Section 9.3 - Governing Law

20

Section 9.4 - Severability

20

Section 9.5 - Expenses

20

Section 9.6 - Descriptive Headings

20

Section 9.7 - Counterparts

20

Section 9.8 - Assignment

21

Section 9.9 - Amendments; Waivers

21

Schedule 3.1 – Subsidiaries of the Company

Schedule 3.5 – Capitalization

Schedule 3.6 – Legal Proceedings

Schedule 4.3(b) – Risk Factors

Exhibit "A" – Form of Warrant

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SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the "Agreement") is made and entered into as of the 10th  day of March, 2005, by and among Capco Energy, Inc., a Colorado corporation (the "Company"), JVL Global Energy (QP), LP, JVL Global Energy, LP, Navitas Fund, LP, Peninsula Fund, LP, Peninsula Catalyst Fund, LP, and Peninsula Catalyst QP Fund, LP (individually, a "Purchaser", and collectively, the "Purchasers").

ARTICLE I
DEFINITIONS

Section 1.1 - Definitions

.  As used in this Agreement, the following terms have the meanings indicated:

"Agreement" has the meaning ascribed to such term in the first paragraph hereof.

"Closing" has the meaning ascribed to such term in Section 2.2.

"Closing Date" has the meaning ascribed to such term in Section 2.2.

"Common Stock" means the common stock, $0.001 par value per share, of the Company.

"Company" has the meaning ascribed to such term in the first paragraph hereof.

"Contracts" means any indenture, mortgage, deed of trust, loan agreement, note, lease (other than oil and gas leases), license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which their respective material properties or assets are subject.

"Dolphin Transaction" means the transaction(s) among the Company, Hoactzin Partners, L.P. and Dolphin Direct Equity Partners, LP pursuant to that certain Amended Memorandum of Terms for Investment in Certain Oil and Gas Projects dated February 7, 2005 and the documents and instruments related thereto.

"Environmental Laws" means all (i) all federal statutes regulating or prescribing restrictions regarding the use of property or other activities affecting the environment (air, water, land, animal and plant life), including but not limited to the following:  the Clean Air Act, Clean Water Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Hazardous Materials Transportation Act, National Environmental Policy Act, Occupational Safety and Health Act, Oil Pollution Act of 1990, Resource Conservation and Recovery Act, Safe Drinking Water Act, and Toxic Substances Control Act; (ii) all regulations promulgated under such federal statutes, (iii) all local and state laws, rules and regulations regulating the use of or relating to or affecting the environment, and (iv) all common law rights, duties and obligations relating to the use of or matters affecting the environment.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

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"Governmental Authority" means the United States, any foreign country, state, county, city or other political subdivision, agency or instrumentality thereof.

"Material Adverse Effect" means any event or condition which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

"Permits" means any licenses, permits, certificates, consents, orders, approvals and other authorizations from, and all declarations and filings with, all federal, state, local and other Governmental Authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate the properties of the Company and its Subsidiaries and to carry on the business of the Company and the Subsidiaries as now or proposed to be conducted as set forth in the SEC Filings.

"Purchaser" and "Purchasers" have the meanings ascribed to such terms in the first paragraph hereof.

"SEC" means the Securities and Exchange Commission.

"SEC Filings" means the Company’s reports and other filings made with the SEC for a period of twelve (12) months prior to the date hereof and all exhibits thereto.

"Securities" means the Common Stock and the Warrants being purchased pursuant to this Agreement and the Warrant Shares issuable upon exercise of the Warrants.

"Securities Act" means the Securities Act of 1933, as amended.

"Subsidiary" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity.  Such term shall also refer to any other partnership, limited partnership, limited liability company, joint venture, trust, or other business entity in which such entity has a material interest.  With respect to the Company, as of the date of this Agreement, the Company’s Subsidiaries are set forth on Schedule 3.1 attached hereto.

"Transactions" means the issuance and sale of the Units to the Purchasers and the other transactions and obligations contemplated by this Agreement.

"Unit" means one share of Common Stock and one-half of a Warrant.

"Warrant" or "Warrants" means the Company’s Common Stock Purchase Warrants, each initially exercisable within five (5) years for one share of Common Stock at a purchase price of $0.45 per share and having terms substantially as set forth in Exhibit "A" attached hereto.

"Warrant Certificate" means a certificate evidencing a Warrant in substantially the form attached hereto as Exhibit "A".

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"Warrant Shares" means the shares of Common Stock purchased or purchasable upon the exercise of the Warrants pursuant to the terms thereof, initially being 5,000,000 shares of Common Stock.

Section 1.2 - Other Definitions

.  Other terms defined in this Agreement have the meanings so given them.

Section 1.3 - Construction

.   Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter.  Except as specified otherwise, all references to Articles and Sections refer to articles and sections of this Agreement, and all references to exhibits and schedules are to Exhibits and Schedules attached to this Agreement, each of which is made a part of this Agreement for all purposes.  The word "including" shall mean "including, without limitation" unless the context otherwise requires.

ARTICLE II
ISSUANCE AND PURCHASE OF STOCK

Section 2.1 - Issuance and Purchase of Stock

.  Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers, and the Purchasers agree to subscribe for and purchase from the Company, a total of 10 million Units for an aggregate purchase price of $3,000,000 in cash (the "Purchase Price").  The number of Units to be purchased by each Purchaser will be specified in writing to the Company at least three days prior to Closing.

Section 2.2 - The Closing

.  Subject to the terms and conditions of this Agreement, the issuance and purchase of the Units shall take place at a closing (the "Closing") to be held at the offices of the Company, 5555 San Felipe., Suite 725, Houston, Texas 77056, at 10:00 a.m. (Central time) on March 10, 2005, or such other place or time as may be agreed by the parties.  The date on which the Closing occurs is referred to herein as the "Closing Date."  At the Closing, the Company will deliver to Purchasers stock certificates representing the Common Stock purchased and Warrant Certificates for the Warrants Purchased, registered in the name of each Purchaser as specified in accordance with Section 2.1 upon receipt of the Purchase Price by wire transfer of immediately available funds to an account designated by the Company, or by such other method as is mutually agreed to by Purchasers and the Company.  Such certificates shall bear appropriate restrictive legends deemed necessary by the Company to comply with applicable securities and corporate laws, including without limitation those set forth in Section 5.9.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchasers as of the date hereof as follows:

Section 3.1 - Organization

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.  Each of the Company and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and (iii) is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business, except where the failure to be so qualified would reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.  Schedule 3.1 contains a list of the Company’s Subsidiaries, including the jurisdiction of organization of, and direct and indirect ownership of the Company in, each Subsidiary (and whether such ownership is subject to a lien, security interest or other encumbrance).

Section 3.2 - Due Authorization

.  The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.3 - Non-Contravention

.  The execution and delivery of this Agreement, the issuance and sale of the Securities and the consummation of the Transactions will not (assuming the consents referred to in Section 3.4 and the waiver of any pre-emptive rights identified in Schedule 3.5 are obtained) conflict with or constitute a violation of, or default or result in the creation or imposition of any lien or encumbrance on any material asset of the Company or its Subsidiaries under (i) any material Contracts, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) to its knowledge, any law, regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its Subsidiaries or their respective properties, in each case except those that would not reasonably be expected to have a Material Adverse Effect.

Section 3.4 – Consents

.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Units, other than such as have been made or obtained, except for those in connection with the Dolphin Transaction, for any filings required to be made under federal or state securities laws, and where any failure to make or obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

Section 3.5 - Capitalization

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.  The capitalization of the Company as of December 31, 2004 is as set forth in Schedule 3.5 attached hereto and in the SEC Filings.  The Company has not issued any capital stock since that date, except for the issuance of 25,000 shares on February 9, 2005, upon the exercise of a stock option.  The Units have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.  The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except as set forth in Schedule 3.5 or disclosed in the SEC Filings, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contracts, commitments, agreements, understandings or arrangements of any kind to which the Company is a party relating to such issuance of capital stock or other equity interest in the Company.  Except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

Section 3.6 - Legal Proceedings

.  Except as disclosed in Schedule 3.6 or in the SEC Filings, there is no material legal or governmental proceedings pending, or to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is subject, which would be reasonably likely to have a Material Adverse Effect on the Company.

Section 3.7 - No Violations

.  Neither the Company nor any of its Subsidiaries is (i) in violation of its charter, bylaws or other organizational document, or to its knowledge, (ii) in violation of any law, administrative regulation, ordinance or order of any court or Governmental Authority, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which would be reasonably likely to have a Material Adverse Effect, or (iii) in default in the performance of any material Contracts, which would be reasonably likely to have a Material Adverse Effect.

Section 3.8 - Permits

.  Each of the Company and its Subsidiaries has all necessary Permits that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Filings, except where the failure to currently possess such Permits would not reasonably be expected to have a Material Adverse Effect.

Section 3.9 - Financial Statements

.  The financial statements of the Company and the related notes contained in the SEC Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated (the "Financial Statements").  Such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

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Section 3.10 - No Material Adverse Change

.  Except as disclosed in the SEC Filings, since September 30, 2004, there has not been (i) any change in the business, financial condition,  operation, or prospects of the Company which would reasonably be expected to have a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

Section 3.11 - Disclosure

.  The information contained in the SEC Filings as of the date of such information, and the information contained in this Agreement, including any schedule or exhibit attached hereto, does not and did not, as of the date of such information, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

Section 3.12 - Compliance

.

(a)

The Common Stock is registered pursuant to the Exchange Act and is quoted on the OTC Bulletin Board (the "OTCBB"), and the Company has taken no action designed to, or to its knowledge likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock from the OTCBB, nor has the Company received any notice within the 12 months preceding the date of this Agreement regarding the termination of such registration or quotation.

(b)

As long as any Purchaser owns Common Stock, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Purchaser owns Common Stock, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such person to sell Common Stock and Warrant Shares without registration under the Securities Act. Upon the request of any Purchaser, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

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Section 3.13 - Reporting Status

.  The Company has filed all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement.  Copies of such documents have been made available to the Purchasers.

Section 3.14 - Properties

.  Each of the Company and its Subsidiaries has good and defensible title to all property included in the Financial Statements, free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Encumbrances.  As used herein, the term "Good and Defensible Title" means, as to the oil and gas properties of the Company or its Subsidiaries (the "Oil and Gas Properties"), such right, title and interest that is (i) owned or deducible of record (either from the records of the applicable county, parish, country and/or, in the case of Federal leases, from the records of the applicable office in the Bureau of Land Management or Minerals Management Service and/or, in the case of Indian leases, from the applicable office of the Bureau of Indian Affairs, and state leases, from the records of the applicable state land office), or (ii) such that a reasonably prudent purchaser of oil and gas properties would accept the same.  As used herein, the term "Permitted Encumbrances" means: (i) matters described in the SEC Filings or reflected in the Financial Statements; (ii) royalties, overriding royalties, net profits interests, production payments and other burdens on production which do not materially reduce the Company's or its Subsidiaries' net revenue interest in any of the Oil and Gas Properties to less than the interest included in the information in the Financial Statements, (iii) liens for taxes, assessments, labor and materials where payment is not delinquent, (iv) operating agreements, unit agreements, unitization and pooling designations and declarations, gathering and transportation agreements, processing agreements, gas, oil and liquids purchase, sale and exchange agreements, exploration and development agreements, surface agreements, farmout agreements and other similar agreements, provided they do not have a material adverse effect on the ownership of the Oil and Gas Properties or increase the cost burden applicable to any such property in excess of the cost burden included in the information in the Financial Statements, (v) regulatory authority of governmental agencies not presently or previously materially violated, (vi) easements, surface leases and rights, plat restrictions and similar encumbrances, provided that they do not detract from the value, or materially increase the cost of operation of any of the Oil and Gas Properties, (vii) liens, encumbrances and rights granted or arising in connection with the Dolphin Transaction; and (viii) liens, charges, encumbrances and irregularities in the chain of title which, because of remoteness in or passage of time, statutory cure periods, marketable title acts or other similar reasons, have not affected or interrupted, and are not reasonably expected to affect or interrupt, the claimed ownership of the Company or the receipt of production revenues from the Oil and Gas Properties affected thereby, and any other encumbrance or claim which would not reasonably be expected to have a Material Adverse Effect.

Section 3.15 - Contracts

.  All material Contracts are valid, binding and enforceable against the Company or its Subsidiaries, as applicable, and, to the knowledge of the Company, are valid, binding and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not reasonably be expected to have a Material Adverse Effect.  The Company and its Subsidiaries, and to the knowledge of the Company, the other parties thereto,

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are not in default under any of the material Contracts, which default would reasonably be expected to have a Material Adverse Effect.

Section 3.16 - Environmental Matters

.  Except as would not reasonably be expected to have a Material Adverse Effect and except as disclosed in the SEC Filings, (i) each of the Company and its Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws, (ii) each of the Company and its Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has in full force and effect and is in compliance with all Permits required under any applicable Environmental Laws, (iii) there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries under any  Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or its Subsidiaries, and (v) neither the Company nor its Subsidiaries has received notice that it has been identified as a potentially responsible party under any Environmental Law.

Section 3.17 – Tax Returns

.  Each of the Company and its Subsidiaries has filed all returns and reports of or relating to any federal, state, local or foreign income, franchise, ad valorem, excise, withholding or other taxes ("Tax Returns") required to be filed on or before the date hereof, except where the failure to so file such Tax Returns would not reasonably be expected to have a Material Adverse Effect, and has paid all taxes shown as due on such Tax Returns, except those contested in good faith by appropriate proceedings.  To the knowledge of the Company, other than taxes which the Company or its Subsidiaries are contesting in good faith and for which the Company or such Subsidiaries have provided adequate reserves, there is no claim against the Company or its Subsidiary for any taxes (including any penalties and interest), and no assessment, deficiency or adjustment has been asserted or proposed that would reasonably be expected to have a Material Adverse Effect.

Section 3.18 - Insurance

.  Each of the Company and its Subsidiaries carries insurance in such amounts and covering such risks as is customary for persons of a similar size in the businesses in which they are engaged.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby represents and warrants to the Company as follows:

Section 4.1 - Authority

.  The Purchaser has all requisite organizational power and authority, to execute and deliver this Agreement and to consummate the Transactions to be performed by the Purchaser.  The execution and delivery of this Agreement and the consummation of the Transactions to be performed by the Purchaser have been duly and validly authorized by all necessary action on the

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part of the partners of the Purchaser, and no other partnership proceedings are necessary to authorize the execution and delivery of this Agreement by the Purchaser or to consummate the Transactions to be performed by the Purchaser.  This Agreement has been duly and validly executed and delivered by the Purchaser and, assuming this Agreement constitutes valid and binding obligations of the Company, this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against him in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section 4.2 - Consents and Approval; No Violation

.  Neither the execution and delivery of this Agreement by the Purchaser, the consummation of the Transactions to be performed by the Purchaser, nor compliance by the Purchaser, with any of the provisions hereof will (i) conflict with or result in any breach of any provisions of the Purchaser’s organizational documents, (ii) require any material consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for consents, approvals, authorizations, permits, filings or notifications which have been obtained or made, or (iii) result in a default (with or without due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreements or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser, which may adversely effect the Transactions or Purchaser's performance hereunder.

Section 4.3 - Securities Laws

.  Each Purchaser hereby represents and warrants to and covenants with the Company that:

(a)

Purchaser has adequate means of providing for its current needs and possible contingencies, and has no need now, and anticipates no need in the foreseeable future, to sell the Securities.  Purchaser is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, Purchaser is able to hold the Securities for an indefinite period of time and has sufficient net worth to sustain a loss of the entire investment in the Securities in the event such loss should occur.

(b)

Purchaser recognizes that its investment in the Securities involves a high degree of risk which may result in the loss of the total amount of the investment.  Purchaser acknowledges that it is aware of and has carefully considered all risks incident to the purchase of the Securities, including without limitation those discussed in Schedule 4.3(b).

(c)

Purchaser is acquiring the Securities for its own account (as principal) for investment and not with a view to the distribution or resale thereof.  Purchaser has not offered or sold any portion of the Securities and has no present intention of dividing the Securities with others or of reselling or otherwise disposing of any portion of the Securities.

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(d)

PURCHASER IS AWARE THAT IT MUST BEAR THE ECONOMIC RISK OF ITS INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THEREFORE CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION OR EXCEPTION FROM SUCH REGISTRATION IS AVAILABLE AND, FURTHER, THAT ONLY THE COMPANY CAN TAKE ACTION TO REGISTER THE SECURITIES. PURCHASER ALSO RECOGNIZES THAT NO FEDERAL OR STATE AGENCY HAS PASSED UPON THE SECURITIES OR MADE ANY FINDING OR DETERMINATION AS TO THE FAIRNESS OF AN INVESTMENT IN THE SECURITIES.

(e)

Purchaser (i) acknowledges receipt of sufficient information from the Company concerning the business of the Company and its Subsidiaries in order for Purchaser to make a fully informed investment decision, (ii) has had the opportunity to review and obtain copies of any information which the Company possesses and is desired by Purchaser relating to the Securities and the Company and its Subsidiaries (including without limitation copies of the SEC Filings), and (iii) has been given the opportunity to meet with officials of the Company and to have said officials answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to Purchaser’s full satisfaction.  While the Company has attempted to provide information that is as accurate as possible, Purchaser acknowledges and agrees that the Company and its representatives cannot and do not make any assurances, representations or warranties with respect to any such information, except for the representations expressly set forth herein.  All information described in this Section 4.3(e) and otherwise reviewed by Purchaser concerning the Company and its Subsidiaries, including without limitation the information included in the SEC Filings, is qualified in all respects by the Risk Factors discussed in Schedule 4.3(b).  The Purchaser has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Securities.  In addition, in reaching the conclusion that it desires to acquire the Securities, Purchaser has carefully evaluated its financial resources and investments, has consulted with such legal, accounting and other experts as necessary or appropriate, and acknowledges and represents that Purchaser is able to bear the economic risks of this investment.  Purchaser acknowledges and understands that none of the information provided or made available by or on behalf of the Company constitutes any legal, tax or investment advice.

(f)

Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.  Purchaser will provide to the Company such information as may be reasonably requested by the Company to enable it to satisfy itself as to such status and the knowledge and experience of Purchaser and its ability to bear the economic risk of an investment in the Shares.

(g)

All representations and warranties made by Purchaser in this Agreement and all other oral or written information provided by Purchaser to the Company is and are true, correct and complete in all material respects, and, if there should be any material change in such information prior to the acceptance of this Agreement, Purchaser will immediately furnish such revised or corrected information to the Company.

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(h)

The address and social security number or federal tax identification number set forth on the signature page hereof is its true and correct state (or other jurisdiction) of residence and social security number or federal tax identification number.  Purchaser has no present intention of becoming a resident of any other state or jurisdiction.  Purchaser is not subject to backup withholding and will provide such forms and documents as may be required by the Company to evidence its exemption from backup or other withholding taxes and hereby consents to withholding of any applicable taxes from its distributions from the Company.

(i)

Purchaser acknowledges and understands that certain of the information that it has received regarding the Company and its Subsidiaries may be material, non-public information, and that Purchaser will not be able to trade in the Common Stock while in possession of such information until that information has been properly disseminated to the public or becomes immaterial to the Company and its Subsidiaries.

(j)

Purchaser acknowledges and agrees that if Purchaser is purchasing the Units in a fiduciary capacity, the representations, warranties and agreements contained herein shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing and that the representations and warranties of the Purchaser as set forth herein shall continue in effect following the sale of the Units pursuant hereto.  In the event that execution hereof by Purchaser is performed by any person as agent for or other representative of the Purchaser, such person represents that he is duly authorized and empowered to sign and deliver this document on behalf of the Purchaser in the capacity stated and that the Purchaser will be bound by this Agreement.

(k)

Purchaser acknowledges that it understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Section 4.3 and that the Company has relied and will rely upon such representations, warranties, covenants and certifications, AND PURCHASER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE COMPANY AND ITS OFFICERS, DIRECTORS, CONTROLLING PERSONS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LOSS, DAMAGE OR LIABILITY, JOINT OR SEVERAL, AND ANY ACTION IN RESPECT THEREOF, TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT DUE TO OR ARISING OUT OF A BREACH OF ANY OF PURCHASER’S REPRESENTATIONS, WARRANTIES OR COVENANTS.

11

ARTICLE V
ADDITIONAL AGREEMENTS

Section 5.1 - Use of Proceeds

.  The cash proceeds to the Company from the issuance of the Units shall be used by the Company on and after the Closing Date to acquire and develop oil and gas properties and for general corporate purposes.

Section 5.2 - Access to Information

(a)

Between the date hereof and the Closing Date, the Company will afford to Purchasers and their authorized representatives full access during normal business hours to the facilities and properties and to the books and records of the Company and its Subsidiaries, will permit Purchasers and their authorized representatives to make reasonable inspections and will cause its officers and those of its Subsidiaries to furnish Purchasers and their authorized representatives with such financial and operating data and other information with respect to the business, assets and properties of the Company and its Subsidiaries, as applicable, as Purchasers and their authorized representatives may from time to time request.

(b)

Purchasers and their representatives shall hold strictly confidential all information they obtain with respect to the Company or its Subsidiaries; provided, that Purchasers shall not be obligated to hold confidential information which (i) was or becomes generally available to the public other than as a result of a disclosure by any Purchaser or its representatives, (ii) was or becomes available to Purchasers on a non-confidential basis from a source other than the Company or its representatives, so long as such source is not bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to Purchasers, or (iii) is required to be disclosed in order to comply with any applicable law, order, regulation or ruling; provided further, that Purchasers shall notify the Company prior to any disclosure under (iii) above and provide the Company the opportunity to dispute or contest such disclosure before any disclosure is made.

Section 5.3 - Reservation of Common Stock

.  The Company will reserve and keep reserved for issuance, out of the authorized and unissued shares of the Common Stock, a number of shares of Common Stock sufficient to provide for issuance upon exercise of the outstanding Warrants and shall keep such shares free of any legal or contractual preemptive rights.  The Company will take all steps necessary to keep the Warrant Shares duly authorized for issuance by all requisite corporate and other action, and to assure that such Warrant Shares when issued upon exercise of the Warrants, as the case may be, will be validly issued, fully paid and non-assessable.

Section 5.4 - Market for Common Stock

.  The Company shall use its commercially reasonable efforts to satisfy the requirements within the control of the Company for its Common Stock to be quoted on the OTCBB or, at the option of the Company, listed on a recognized stock exchange.

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Section 5.5 - Best Efforts

.  Subject to the terms and conditions herein provided, the Company and Purchasers agree to use their best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions.

Section 5.6 - Public Announcements

.  Purchasers shall not issue any press release or otherwise make any public statements with respect to the existence of this Agreement or the Transactions, and the Company shall issue such press releases or make such public statements as may be required by law.

Section 5.7 - Restrictive Legends

.  Unless counsel to the Company shall have advised the Company that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

Section 5.8 - Registration Rights

(a)

Within 90 days after the Closing Date, the Company shall prepare and file with the SEC a "shelf" registration statement (the "Common Shares Registration Statement") covering all Common Stock purchased hereunder (the "Registrable Common Shares") for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415.  The Common Shares Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its best efforts to cause the Common Shares Registration Statement to be declared effective under the Securities Act not later than 180 days after the Closing Date (including filing, if appropriate, with the Commission a request for acceleration of effectiveness in accordance with Rule l2d1-2 promulgated under the Exchange Act within five (5) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Common Shares Registration Statement will not be "reviewed," or not be subject to further review) and to keep such Common Shares Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all of the Registrable Common Shares covered by such Common Shares Registration

13

Statement have been sold or (y) three years from the date the Common Shares Registration Statement is declared effective under the Securities Act; provided, that the effectiveness of the Common Shares Registration Statement may be delayed or suspended for a reasonable period of time, but not in excess of 60 days, if the Company determines that such registration or the transfer of the Registrable Common Shares would materially interfere with, or require premature disclosure of, any financing acquisition, reorganization or similar event involving the Company or any of its Subsidiaries.  The Common Shares Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Common Shares.

(b)

Within 90 days after the exercise of the Warrants by Purchasers for at least 50% of the total number of Warrant Shares, the Company shall prepare and file with the SEC a "shelf" registration statement (the "Warrant Shares Registration Statement") covering the Warrant Shares purchased upon such exercise (the "Registrable Warrant Shares") for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415.  The Warrant Shares Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its best efforts to cause the Warrant Shares Registration Statement to be declared effective under the Securities Act not later than 180 days after the Closing Date (including filing, if appropriate, with the Commission a request for acceleration of effectiveness in accordance with Rule l2d1-2 promulgated under the Exchange Act within five (5) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Warrant Shares Registration Statement will not be "reviewed," or not be subject to further review) and to keep such Warrant Shares Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all of the Registrable Warrant Shares covered by such Warrant Shares Registration Statement have been sold or (y) three years from the date the Warrant Shares Registration Statement is declared effective under the Securities Act; provided, that the effectiveness of the Warrant Shares Registration Statement may be delayed or suspended for a reasonable period of time, but not in excess of 60 days, if the Company determines that such registration or the transfer of the Registrable Warrant Shares would materially interfere with, or require premature disclosure of, any financing acquisition, reorganization or similar event involving the Company or any of its Subsidiaries.  The Warrant Shares Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Warrant Shares.  As used herein, the Registrable Warrant Shares and Registrable Common Shares are referred to collectively as the "Registrable Shares".

(c)

For a period of five (5) years from the Closing Date, if the Company proposes to file a registration statement to register any Common Stock (other than registrations on Form S-8 or Form S-4) under the Securities Act for sale to the public, it will at each such time give written notice to the Purchaser of its intention to do so and, upon the written request of the Purchaser made within thirty (30) calendar days after the

14

receipt of any such notice (which request must specify the number of Registrable Shares which the Purchaser intends to dispose under this Section 5.8(c), the "Piggy-Back Shares"), the Company will use its best efforts to include the Piggy-Back Shares in such registration and to cause such registration to become effective; provided, however, that if the offering is underwritten and the managing underwriter shall state in writing that inclusion of all or any of the Piggy-Back Shares would, in such managing underwriter’s opinion, materially interfere with the proposed distribution and marketing of the Common Stock with respect to which the registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of Piggy-Back Shares which may be distributed without such interference), then the Company may, upon written notice to the Purchaser, have the right to exclude from such registration such number of Piggy-Back Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount set by the managing underwriter; and provided further, that if such registration includes shares being offered by other selling shareholders, any reduction in the number of shares of Common Stock to be included in the registration as recommended by the managing underwriter shall be shared prorata among Purchaser and such other selling shareholders (subject to any superior rights of such other selling shareholders) based upon the number of shares of Common Stock sought to be registered by each such selling shareholder (including Purchaser) as compared to the total number of shares of Common Stock sought to be registered by all selling shareholders (including Purchaser).  As used herein, the Common Shares Registration Statement, the Warrant Shares Registration and any registration statement covering Piggy-Back Shares are referred to as the "Registration Statements".

(d)

The costs and expenses (other than underwriting discounts and commissions related to the Registrable Shares included in the applicable Registration Statement which shall be the responsibility of Purchasers) of the registrations under the Securities Act and of all other actions the Company is required to take or effect pursuant to this Section 5.9 shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants).

(e)

No such Registration Statement or any amendment thereto shall be filed under this Section 5.8 by the Company until Purchasers and one counsel representing all of them shall have had a reasonable opportunity of not less than five (5) days to review the same and to approve or disapprove any portion of the Registration Statement describing or referring to Purchasers.

(f)

The Company shall furnish to Purchasers such number of copies of any such Registration Statement and of each such amendment and supplement thereto and such number of copies of the prospectus included in such Registration Statement as may be reasonably requested by Purchasers.

(g)

The only representations and warranties a Purchaser shall be required to make in connection with any such underwriting or registration shall be with respect to each Purchaser’s ownership of the Registrable Shares to be sold by it and its ability to convey title thereto free and clear of all liens, encumbrances or adverse claims and such

15

other customary representations and warranties reasonably requested by the underwriters, if any, and each Purchaser shall not be required to make any indemnity in connection therewith, except with respect to any misrepresentation by such Purchaser with respect to such underwriting or registration or any information provided by such Purchaser to the Company or any underwriter in connection therewith.

(h)

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5.8 with respect to the Registrable Shares that each Purchaser shall:

(i)

Furnish to the Company such information regarding the Purchaser, the number of the Registrable Shares owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Shares, and to cooperate with the Company in preparing such Registration Statement;

(ii)

Agree to sell its Registrable Shares to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other persons on whose behalf any Registration Statement was being filed have agreed to sell their securities, and to execute the underwriting agreement; and

(iii)

Pending any amendment or supplement to the Registration Statement or related prospectus, each such Purchaser shall cease making offers or transfers of Registerable Shares pursuant to the prior prospectus.

(i)

The Company may at its discretion include for registration in any Registration Statement shares of Common Stock owned by selling shareholders other than the Purchasers (the "Other Selling Shareholders") so long as the total number of shares of Common Stock to be included in such Registration Statement on behalf of such Other Selling Shareholders does not exceed the total number of Registrable Shares being registered under such Registration Statement.

Section 5.9 - Indemnification

(a)

The Company agrees to indemnify and hold harmless the Purchasers, their affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Company of any covenant or agreement made by the Company  in this Agreement or in any of the schedules or exhibits attached hereto, (ii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

(b)

Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, its affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Purchaser of any covenant or agreement made by the Purchaser in this Agreement or in any of the related schedules or exhibits, or  (ii) any and all third

16

party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

ARTICLE VI
PURCHASERS' CONDITIONS

The obligations of Purchasers to effect the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived by Purchasers.

Section 6.1 - Representations and Covenants

.  The representations and warranties of the Company contained in Article III hereof shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to have been remade, on and as of the Closing Date.  The Company shall have complied in all material respects with its obligations contained herein the performance of which is required on or prior to the Closing Date.

Section 6.2 - Required Consents and Approvals

.  All filings, consents, approvals and waivers necessary to the consummation of the purchase and sale of the Securities and the Transactions shall have been obtained.

Section 6.3 - Additional Documents

.  The Purchasers shall have received such other certificates, instruments and documents from the Company as it may reasonably request pursuant to this Agreement.

ARTICLE VII
COMPANY’S CONDITIONS

The obligations of the Company to issue and sell the Units are subject to the satisfaction of the following conditions any one or more of which may be waived by the Company:

Section 7.1 - Representations and Covenants

.  The representations and warranties of each Purchaser contained in Article IV hereof shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to be remade, on and as of the Closing Date.  Each Purchaser shall have complied in all material respects with its obligations contained herein performance of which is required on or prior to the Closing Date.

Section 7.2 - Required Consents and Approvals

.  All consents, approvals and waivers necessary to the consummation of the purchase and sale of the Securities and the Transactions shall have been obtained.

Section 7.3 - Additional Documents

.  The Company shall have received such other certificates, instruments and documents from each Purchaser as it may reasonably request pursuant to this Agreement.

17

ARTICLE VIII
TERMINATION AND SURVIVAL

Section 8.1 - Termination

.  The Transactions contemplated hereby may be abandoned at any time prior to the Closing, as follows:

(a)

by the mutual written consent of the Company and the Purchasers;

(b)

by either the Company, on one hand, or the Purchasers acting as one party, on the other hand, in the event any required consent, approval or waiver is not obtained necessary for the consummation of the Transactions; or

(c)

by the Company, on one hand, or Purchasers acting as one party, on the other hand collectively as one party, if there shall have been a material breach by the other party of any of the covenants contained herein or if any representation or warranty made by any other party is untrue in any material respect, in either case in a manner not capable of being cured on or before the Closing Date.

Section 8.2 - Survival; Failure to Close

.  If this Agreement is terminated without Closing, all representations, warranties, indemnities, and covenants contained herein or made in writing by any party in connection herewith will automatically terminate and be of no further force or effect, except the provisions of this Section 8.2 and Sections 4.3, 5.2(b) and 9.5 shall survive any such termination.

ARTICLE IX
MISCELLANEOUS

Section 9.1 - Entire Agreement

.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 9.2 - Notices

.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows (or to such other address as a party may designate in a notice to the other party given pursuant to this Section 9.2):

18

If to the Company:

Capco Energy, Inc.

5555 San Felipe, Suite 725

Houston, Texas  77056

Telephone:  (713) 622-5550

Facsimile:  (713) 622-5552

Attn:  Ilyas Chaudhary

If to Purchasers:

JVL Global Energy (QP), LP

717 Texas Ave., Suite 3000

Houston, Texas  77002

Telephone:  (713) 238-2050

Facsimile:  (713) 238-2051

Attn:  John Lovoi

JVL Global Energy, LP

717 Texas Ave., Suite 3000

Houston, Texas  77002

Telephone:  (713) 238-2050

Facsimile:  (713) 238-2051

Attn:  John Lovoi

Navitas Fund, LP717 Texas Ave., Suite 3000

Houston, Texas  77002

Telephone:  (713) 238-2050

Facsimile:  (713) 238-2051

Attn:  John Lovoi

Peninsula Fund, LP

c/o Peninsula Capital Management, Inc.

One Sansome Street, Suite 3134

San Francisco, California 94104

Telephone:  (415) 288-2480

Facsimile:  (415) 288-2485

Peninsula Catalyst Fund, LP

c/o Peninsula Capital Management, Inc.

One Sansome Street, Suite 3134

San Francisco, California 94104

Telephone:  (415) 288-2480

Facsimile:  (415) 288-2485

Peninsula Catalyst QP Fund, LP

c/o Peninsula Capital Management, Inc.

19

One Sansome Street, Suite 3134

San Francisco, California 94104

Telephone:  (415) 288-2480

Facsimile:  (415) 288-2485

with a copy to:

Jay B. Marcus

Marcus Law Offices

504 North Fourth Street

Suite 105

Fairfield, Iowa 52556

Telephone: 641-472-5945

Facsimile: 641-472-5404

Section 9.3 - Governing Law

.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS IN THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT GOVERNED BY THE CORPORATION LAWS OF THE STATE OF COLORADO AS IT APPLIES TO THE COMPANY AND THE SECURITIES.

Section 9.4 - Severability

.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement unless the consummation of the Transactions contemplated hereby is materially and adversely affected thereby.

Section 9.5 - Expenses

.  Except as otherwise provided herein, each party shall bear and pay all costs and expenses incurred by him or it or on his or its behalf in connection with transactions contemplated hereby, including fees and expenses of his or its representatives.

Section 9.6 - Descriptive Headings

.  The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

Section 9.7 - Counterparts

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.  Faxed signatures of this Agreement shall be deemed and shall constitute binding signatures for all purposes.

20

Section 9.8 - Assignment

.  None of the Purchasers nor the Company may assign its rights or obligations under this Agreement.

Section 9.9 - Amendments; Waivers

.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Company or any Purchaser therefrom, shall in any event be effective unless the same shall be in writing and signed by Purchasers and the Company in the case of amendments, and the affected party, in the case of waivers.

[Remainder of Page Intentionally Left Blank]

21

IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the day and year first above written.

CAPCO ENERGY, INC.

By:

Name:

Title:

JVL GLOBAL ENERGY (QP), LP

By:  ___________________________,

its general partner

By:

Name:

Title:

JVL GLOBAL ENERGY, LP

By:  ___________________________,

its general partner

By:

Name:

Title:

NAVITAS FUND, LP

By:  ___________________________,

its general partner

By:

Name:

Title:

22

PENINSULA FUND, LP

By:  ___________________________,

its general partner

By:

Name:

Title:

PENINSULA CATALYST FUND, LP

By:  ___________________________,

its general partner

By:

Name:

Title:

PENINSULA CATALYST QP FUND, LP

By:  ___________________________,

its general partner

By:

Name:

Title:

23

Schedule 3.1

to

Securities Purchase Agreement

dated March 10, 2005

by and between

Capco Energy, Inc.

and  JVL Global Energy (QP), LP

JVL Global Energy, LP

Navitas Fund, LP

Peninsula Fund, LP

Peninsula Catalyst Fund, LP

Peninsula Catalyst QP Fund, LP

Subsidiaries of the Company

Capco Offshore, Inc. (100% owned), a Texas corporation

Packard Gas Company (100% owned), a Texas corporation

Capco Asset Management, Inc. (100% owned), a Nevada corporation

Bison Energy Company (80% owned), a Wyoming corporation

All of the Company's ownership in its subsidiaries is pledged to secure indebtedness of the Company in connection with the Dolphin Transaction.

Mid: 010474\000001\449786.11	Schedule 3.1

Schedule 3.5

to

Securities Purchase Agreement

dated March 10, 2005

by and between

Capco Energy, Inc.

and  JVL Global Energy (QP), LP

JVL Global Energy, LP

Navitas Fund, LP

Peninsula Fund, LP

Peninsula Catalyst Fund, LP

Peninsula Catalyst QP Fund, LP

I.

Common Stock, $0.001 par value

A.

Authorized and Issued

1.

150,000,000 shares authorized

2.

99,755,768 shares issued and outstanding

B.

Stock Options and Warrants

1.

21,585,000 shares reserved for issuance for stock options, including 16,585,000 shares subject to currently outstanding stock options

2.

5,005,000 shares reserved for issuance upon exercise of currently outstanding warrants

C.

Convertible Securities

1.

9,358,333 shares underlying convertible notes issued in 2000 and 2004

D.

Other future rights for issuance of shares

1.

1,144,815 share grants authorized by Board of Directors; shares to be Issued in first quarter of year 2005

2.

1,000,000 shares to be issued in connection with acquisition of oil property

3.

1,000,000 shares to be issued in connection with private financing

Mid: 010474\000001\449786.11	Schedule 3.5

II.

Preemptive Rights

A.

J. Michael Myers holds preemptive rights with respect to the issue of Common Stock or securities convertible or exercisable into Common Stock pursuant to that certain First Amendment to Stock Exchange Agreement dated effective December 1, 2003 between Mr. Myers and the Company.

Mid: 010474\000001\449786.11	Schedule 3.5

Schedule 3.6

to

Securities Purchase Agreement

dated March 10, 2005

by and between

Capco Energy, Inc.

and JVL Global Energy (QP), LP

JVL Global Energy, LP

Navitas Fund, LP

Peninsula Fund, LP

Peninsula Catalyst Fund, LP

Peninsula Catalyst QP Fund, LP

Legal Proceedings

Hearing requested by Capco Offshore, Inc. before the Texas Railroad Commission for reduction of Capco's financial assurance (bonding) requirements.

Mid: 010474\000001\449786.11	Schedule 3.6

Schedule 4.3(b)

to

Securities Purchase Agreement

dated March 10, 2005

by and between

Capco Energy, Inc.

and JVL Global Energy (QP), LP

JVL Global Energy, LP

Navitas Fund, LP

Peninsula Fund, LP

Peninsula Catalyst Fund, LP

Peninsula Catalyst QP Fund, LP

Capco Energy, Inc.

Risk Factors

Investment in the Securities involves a significant degree of risk, including the possible loss of the entire investment.  No guarantee or representation is or can be made as to the Company's performance.  The Company encourages each Purchaser to seek advice from legal, accounting and financial professionals prior to purchasing the Securities.  In considering investing in the Securities, each Purchaser should carefully review and consider the terms of this Agreement, the SEC Filings and the other information provided by the Company, and the investment considerations and risks associated with this investment including, but not limited to, the following (references to the "Company," "we," "our" or "us" refer to the Company and its Subsidiaries, and references to "Purchaser" are to each Purchaser and to the Purchasers as a group as the context may require):

Lack of Operating History

In recent years, the Company has substantially changed its business plan.  As a result, the Company's operating history under its current business plan is limited.  Such limited operating history of the Company and its Subsidiaries may not provide sufficient information for Purchaser to base an evaluation of likely performance.

Acquisition Risks

Much of the Company's recent growth has been the result of acquisitions of oil and gas properties.  The Company anticipates that it will continue to evaluate and pursue acquisition opportunities.  To the extent such opportunities are not available to the Company on terms acceptable to management or if the properties acquired do not produce results as anticipated, the Company's ability to sustain such growth may be adversely effected.

Mid: 010474\000001\449786.11	S-1	Schedule 4.3(b)

Risks Related to Projections and Estimates

All statements, other than statements of historical facts included in the SEC Filings, or any other information provided to a potential investor regarding the financial position, business strategy, plans and objectives of management for future operations of the Company and its Subsidiaries are projections and estimates based upon current information available to the Company.  While we believe that such projections and estimates are based upon reasonable assumptions, there are significant risks and uncertainties that could significantly effect expected results.  Important factors that could cause actual results to differ materially from those in the projections and estimates include, without limitation, the Risk Factors discussed herein, and many of those factors are beyond our control.  All written and oral projections and estimates and "forward looking" statements attributable to the Company, whether contained in the SEC Filings or otherwise, are expressly qualified in their entirety by such factors.  Purchaser should expect the assumptions and related projections and estimates to change as additional information becomes available.  However, the Company does not intend to update or otherwise revise the projections and estimates provided to reflect events or circumstances after the date of such information or to reflect the occurrence of unanticipated events.  Purchaser should carefully review and consider the assumptions and estimates, and obtain the advice of legal and accounting experts and other professionals regarding these matters.  Actual results may differ materially from any business descriptions and operating estimates contained in the information provided or available to Purchaser.

Determination of Offering Price

The Purchase Price for the Securities was determined arbitrarily by the Company, based upon, among other things, the short-term capital needs of the Company and recent market prices for the Common Stock.  However, the Purchase Price should not be considered as any indication of the future market price or value of the Common Stock or the other Securities.

Dependence On Key Personnel

The Company depends to a large extent on the services of its executive officers and the officers.  The loss of the services of any of those persons could have a material adverse effect on the Company and its Subsidiaries.

Volatility of Oil and Gas Prices

The Company's financial results will be affected by the price received for its oil and gas production.  Historically, the markets for oil and gas have been volatile and may continue to be volatile in the future.  Prices of oil and gas are subject to wide fluctuations in response to market uncertainty, changes in supply and demand and a variety of additional factors, all of which are beyond the control of the Company.  These factors include domestic and foreign political conditions, the overall level of supply of and demand for oil and gas, the price of imported oil and gas, weather conditions, the price and availability of alternative fuels and overall economic conditions.  The Company's future financial condition and results of operations will be affected by the prices received for oil and gas production.  Any substantial or extended decline in the price of oil and gas would have a material adverse effect on the Company's financial condition and results of operations.

Mid: 010474\000001\449786.11	S-2	Schedule 4.3(b)

Availability of Capital Resources

Currently, the Company's capital resources are expected to be limited to the net proceeds from the sale of the Units and net income from operations of the Company.  The Company does not currently have any cash flow with which to fund capital expenditures.  In the event the Company's current capital resources, and any net cash flow from operations, are insufficient to fund the Company's operations and capital expenditures, the Company may be required to seek other sources of capital including debt or sales of equity.  No assurance can be given that any other sources of capital will be available or economical, and a lack of capital resources may have a material adverse effect on the Company.

Uncertainty of Estimates of Proved Reserves and Future Net Cash Flows

The Company relies upon, and information provided to Purchaser may include, reserve estimates of oil and gas properties.  There are numerous uncertainties in estimating quantities of proved reserves and in projecting future rates of production and the timing of development expenditures, including many factors beyond the control of the Company.  Any reserve data provided to Purchaser or used by the Company are estimates only.  Although the Company believes such estimates to be reasonable, reserve estimates are imprecise and should be expected to change as additional information becomes available.  Furthermore, estimates of oil and gas reserves, of necessity, are projections based on engineering data, and there are uncertainties inherent in the interpretation of such data as well as the projection of future rates of production and the timing of development expenditures.  Reserve engineering is a subjective process of estimating underground accumulations of oil and gas that cannot be exactly measured, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment.  Accordingly, estimates of the economically recoverable quantities of oil and gas attributable to any particular group of properties, classifications of such reserves based on risk of recovery, and estimates of the future net cash flows expected therefrom prepared by different engineers or by the same engineers at different times may vary substantially.  Moreover, there can be no assurance that the reserves will ultimately be produced or that the proved undeveloped reserves will be developed within the periods anticipated.  Variances from such estimates could be material.  In addition, estimates of future net revenues from proved reserves and the present value thereof are based upon certain assumptions about production levels, prices and costs, which may not be correct.  The Company emphasizes with respect to such estimates that the discounted future net cash flows should not be construed as representative of the fair market value of the oil and gas properties.  The meaningfulness of such estimates is highly dependent upon the accuracy of the assumptions upon which they were based.  Actual results may differ materially from the results estimated.

Nonoperating Risk

The Company does not operate all of the oil and gas properties in which it has an interest.  As a result, the financial results from such non–operated properties will be dependent, in part, upon the ability of the operator.  The development of and production from any such properties will be controlled by the operator and not the Company.  Any such lack of control with respect to a significant portion of the Company's property may have a material adverse effect on the Company's financial results.

Mid: 010474\000001\449786.11	S-3	Schedule 4.3(b)

Other Oil and Gas Risks

Oil and gas properties are subject to hazards and risks inherent in the drilling for and production and transportation of oil and gas, any of which can result in loss of hydrocarbons, environmental pollution, personal injury or loss of life, severe damage to and destruction of properties, and suspension of operations.  Among those risks is the risk that no hydrocarbons will be found in commercial quantities.  The Company's properties are also affected from time to time in varying degrees by political developments and federal, state and local laws and regulations, including environmental regulations.  In particular, oil and gas production, operations and economics are or have been significantly affected by price controls, taxes and other laws relating to the oil and gas industry, by changes in such laws and by changes in administrative regulations.  In addition, the discharge of oil, gas or other pollutants into the air, soil or water may give rise to significant liabilities for remediation under environmental regulations.  The Company cannot predict how existing laws and regulations may be interpreted by enforcement agencies or court rulings, whether additional laws and regulations will be adopted, or the effect such changes may have on the Company's financial results.

Reserve Depletion Risk

With respect to any interest in oil and gas properties acquired by the Company, the volume of production from oil and gas properties declines as reserves are depleted, with the rate of decline depending on reservoir characteristics.  Except to the extent successful development activities are conducted on the Company's properties, the reserves of the Partnership will decline as reserves are produced.  There can be no assurance that the future development of the properties in which the Company owns or acquires an interest will result in additional reserves or that productive wells at acceptable costs will be drilled.

High Risk in Exploratory Drilling

The highest risk to be encountered in the exploration for oil and gas is in the drilling of exploratory wells, which are wells drilled in a relatively unproven location, or an unproven zone or depth which involves a higher degree of risk.  It is anticipated that the Company may drill or participate in the drilling of wells in this high risk category and there is a substantial risk that dry holes will result on these proposed wells.

Possible Offshore Drilling

The Company participates in the drilling or workover of wells which involve offshore drilling operations.  Offshore activities involve risks not encountered on land.  Such risks include damage and interruption of operations resulting from storms and more frequent maintenance work and mechanical failures resulting from corrosion.  Well blowouts with respect to offshore wells usually involve greater damages in the form of pollution and greater well control costs.  Offshore drilling rigs and production platforms are subject to damage from nautical collisions.  All such risks are encountered both in shallow and deep water offshore activities, but costs and liabilities tend to be higher with respect to deep water drilling.

Mid: 010474\000001\449786.11	S-4	Schedule 4.3(b)

Competition

The Company will encounter substantial competition in the oil and gas business.  Many competitors have substantially larger financial resources, staffs and facilities than the Company. The Company believes that its services will not come into direct conflict with those larger competitors, but to the extent it is placed in a competitive situation with such a competitor, the Company may be at a severe disadvantage.

Marketability of the Securities

The Common Stock is traded on the OTC Bulletin Board.  However, the shares of Common Stock purchased hereunder and the Warrant Shares have not been registered under applicable securities laws, and therefore cannot be transferred unless so registered or pursuant to an exemption from registration.  In addition, the market in the Common Stock is not actively traded, and the low volume of trading may have a significant effect on the trading price of the Common Stock unrelated to the performance of the Company.  Due to the foregoing Purchaser may not be able to liquidate such shares when he desires to do so, and may be required to retain the investment for an indefinite period of time.

The Warrants will not be readily marketable, will not be redeemable at the option of the holder, have not been registered under applicable securities laws and we have no intention to so register those securities.  Acquisition, ownership and transfer of the Warrants will be restricted in order for the Company to maintain an exemption from registration under applicable state and federal securities laws.  There is no public market for the Warrants, and none is expected to develop.  An investor must plan to retain the Warrants for an indefinite period of time.

Dilution

The purchase price of the shares of Common Stock purchased hereunder and the exercise price of the Warrants represent a purchase price share per share of Common Stock that is in excess of the net tangible book value per share of Common Stock as of September 30, 2004.  As a result, Purchaser may experience immediate dilution in the book value of the shares acquired, in which case the existing stockholders of the Company will have an immediate increase in the net book value of the partnership interests owned prior to this transaction.

THE FOREGOING SUMMARY OF CERTAIN CONSIDERATIONS AND RISKS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE RISKS INVOLVED IN THIS INVESTMENT.  PROSPECTIVE INVESTORS SHOULD READ THE ENTIRE SECURITIES PURCHASE AGREEMENT, THE SEC FILINGS AND OTHER INFORMATION PROVIDED BY THE COMPANY BEFORE DETERMINING TO INVEST IN THE SECURITIES.

Mid: 010474\000001\449786.11	S-5	Schedule 4.3(b)

EXHIBIT "A"

Form of Warrant Certificate

THIS WARRANT, THE PURCHASE RIGHTS EVIDENCED BY THIS WARRANT AND ANY WARRANT SHARES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND THIS WARRANT, SUCH PURCHASE RIGHTS AND WARRANT SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

No. 1

Warrant to Purchase

[__________] shares of Common Stock

Dated:

March 10, 2005

(subject to adjustment

as described herein)

WARRANT CERTIFICATE

Representing Common Stock Purchase Warrant

CAPCO ENERGY, INC.

Purchase Price of Common Stock:

$0.45 per share (subject to adjustment)

THIS WARRANT CERTIFICATE (this "Warrant") CERTIFIES that, for value received,  ____________, its registered assigns or the Holder (as defined below) hereof, is entitled, at any time prior to the close of business on the Expiration Date defined below, to purchase the number of shares stated above (subject to adjustment as herein provided) of Common Stock of Capco Energy, Inc., a Colorado corporation (the "Company"), at the purchase price per share stated above (subject to adjustment as herein provided) (the "Purchase Price") upon surrender of this Warrant at the Principal Office of the Company and payment of such Purchase Price in cash or by bank cashier's or certified check.

This Warrant is issued by the Company pursuant to a Securities Purchase Agreement dated as of March 10, 2005 between the Company and the purchasers named therein (the "Purchase Agreement").

Section 1.  Definitions.  The following terms have the meanings set forth below.  Additional terms are defined elsewhere herein.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

Mid: 010474\000001\449786.11	A-1	Exhibit "A"

"Exercise Date" means each date on which Warrant Shares are to be issued upon exercise of the Warrant.

"Expiration Date" means March 10, 2010.

"Holder" means the registered holder or holders of this Warrant and any related Warrant Shares.

"Principal Office" means the principal office of the Company which, on the date hereof, is located at 5555 San Felipe, Suite 725, Houston, Texas 77056.  The Company shall notify each Warrant holder of any change in its principal office.

"Purchase Price" has the meaning assigned to that term in the introductory paragraph hereof.

"Securities Act" means the Securities Act of 1933, as amended.

"Warrant Shares" means the shares of Common Stock purchased or purchasable by the Holder upon the exercise of this Warrant pursuant to Section 2 hereof.

Any capitalized term not otherwise defined herein shall have the meaning specified in the Purchase Agreement.

Section 2.  Exercise.

A.

General.  Subject to any limitation set forth herein or in the Purchase Agreement or imposed by applicable law, Holder shall be entitled to exercise this Warrant, in whole or in part, at any time or from time to time commencing on the date of issuance of the Warrant until 5:00 p.m., Central time, on the Expiration Date.

B.

Manner of Exercise.  In order to exercise this Warrant in whole or in part, the Holder shall complete one of the subscription forms attached hereto, deliver the Warrant to the Company at its Principal Office and make payment of the Purchase Price pursuant to one of the payment options provided in this Section 2.B.  Payment of the Purchase Price shall be made at the option of the Holder by one or more of the following methods: (1) by delivery to the Company of cash, a certified check or a bank cashier's check in an amount equal to the then aggregate Purchase Price, (2) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of the particular Warrant with an aggregate Fair Market Value (as defined below) equal to such Purchase Price, or (3) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Purchase Price, or any combination of the foregoing.  Upon receipt thereof by the Company, the Holder shall immediately be deemed to be a holder of record of the shares of Common Stock specified in said subscription form, and the Company shall, as promptly as practicable, and in any event within 10 business days thereafter, execute and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said subscription form.  Each stock certificate so delivered shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to compliance with federal and state securities laws and Section 4 hereof.  If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said

Mid: 010474\000001\449786.11	A-2	Exhibit "A"

stock certificate or certificates, deliver to the Holder a Warrant in the form of this Warrant representing the right to purchase the remaining number of shares purchasable thereunder.  The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder to the Company at the time of delivering the Warrant to the Company.  As used herein "Fair Market Value" on any day shall mean (i) the average of the daily closing sale prices of the Common Stock during the 20 trading days immediately preceding the day as of which "Fair Market Value" is being determined, on the principal securities exchange on which the Common Stock is then listed, or if there shall have been no sales of the Common Stock on such exchange on such day, the mean of the closing bid and asked prices on such exchange at the end of such day, or (ii) if the Common Stock is not so listed, the average of the high and low bid and prices on such day in a domestic over-the-counter market, or (iii) any time the Common Stock is not listed on any domestic exchange or quoted in a domestic over-the-counter market, the "Fair Market Value" shall be determined by the Board of Directors of the Company.

C.

Transfer Restriction Legend.  Each certificate for Warrant Shares issued upon exercise or conversion of this Warrant, unless at the time of exercise or conversion such Warrant Shares are registered under the Securities Act, shall bear the legends described in Section 5.9 of the Purchase Agreement.

D.

Character of Warrant Shares.  All Warrant Shares issuable upon the exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

Section 3.  Ownership and Exchange of the Warrants.

A.

Registered Holder.  The Company may deem and treat the person in whose name the Warrant is registered as the Holder and owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of the Warrant for exchange or transfer as provided in this Section 3.

B.

Exchange and Replacement.  This Warrant is exchangeable upon the surrender thereof by the Holder to the Company at its Principal Office for a new Warrant or Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable thereunder, each new Warrant to represent the right to purchase such number of shares as shall be designated by the Holder at the time of surrender.  Subject to compliance with Section 4, each Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the Holder thereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same class, tenor and date as the Warrant but registered in the name of the transferee, upon surrender of the Warrant, duly endorsed, at the Principal Office of the Company.  The Company will issue replacement Warrant certificates in the event of the loss, theft, destruction or mutilation thereof upon receipt of appropriate affidavit(s) and bonds reasonably requested by the Company.  Warrants shall be promptly canceled by the Company upon the surrender thereof in connection with any exchange, transfer or replacement.  The Company shall pay all expenses, taxes (other than stock transfer

Mid: 010474\000001\449786.11	A-3	Exhibit "A"

taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

Section 4.  Transfer of Warrants or Warrant Shares.  This Warrant and the related Warrant Shares shall not be transferable except in accordance with the terms and conditions specified in the Purchase Agreement and in accordance with applicable law.

Section 5.  Adjustment Provisions.  The aggregate number of shares of Common Stock issuable upon exercise of the Warrant, and the Purchase Price per share, shall be subject to adjustment in the events and to the extent set forth in Exhibit I.

Section 6.  Notices.  Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to Holder at, the address set forth for Holder on the signature page hereof or to such other address as shall have been furnished to the Company in writing by Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the Company, at its Principal Office, attention: President, or other such address as shall have been furnished to the Holders by the Company.

Section 7.  No Rights as Stockholder; Limitation of Liability.  This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder of the Company.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder of a Warrant, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 8.  Miscellaneous.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, except to the extent governed by the Corporation laws of the State of Colorado.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.  The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

Mid: 010474\000001\449786.11	A-4	Exhibit "A"

WITNESS the due execution of this Warrant by a duly authorized officer of the Company.

CAPCO ENERGY, INC.,

a Colorado corporation

By:

Name:

Title:

ATTEST:

Secretary

ACCEPTED this ____ day of March, 2005:

[Holder]

[Holder's address]

Mid: 010474\000001\449786.11	A-5	Exhibit "A"

FULL SUBSCRIPTION FORM

____ To Be Executed by the Registered Holder

if It Desires to Exercise the Warrant in Full

The undersigned hereby exercises the right to purchase the __________ shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $______________ per share in effect at this date.  Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

Dated: _________, ____

[                                            ]

 Signature ______________________

 Address: _______________________

    _______________________

Mid: 010474\000001\449786.11	A-6	Exhibit "A"

PARTIAL SUBSCRIPTION FORM

___ To Be Executed by the Registered Holder

if It Desires to Exercise the Warrant in Part

The undersigned hereby exercises the right to purchase __________ shares of the total number of shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price of __________ per share in effect at this date.  Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

(The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the attached Warrant have been adjusted pursuant to Exhibit I thereof.)

The shares hereby subscribed for constitute __________ shares of Common Stock (rounded to the nearest whole share) resulting from adjustment of ______________ shares of the total of _______________ shares of Common Stock covered by the attached Warrant, as said shares were constituted at the date of the Warrant, leaving a balance of ________ shares of Common Stock, as constituted at the date of the Warrant, to be covered by the new Warrant.

Dated:  _________,____

[                                               ]

 Signature _______________________

 Address:  _______________________

     _______________________

Mid: 010474\000001\449786.11	A-7	Exhibit "A"

EXHIBIT I

ANTI-DILUTION PROVISIONS

The number of Warrant Shares purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.  Capitalized terms used but not defined herein have the meanings assigned thereto in the Warrant.

1.

Special Definitions.  For purposes of this Exhibit I, the following definitions shall apply:

(A)

"Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding rights, options or shares granted or issued to employees, vendors, officers, directors and executives of, and consultants or shareholders to, the Company in an amount not exceeding the number of Reserved Employee Shares.

(B)

"Original Issue Date" shall mean the date of this Warrant.

(C)

"Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(D)

"Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 3 below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

(1)

by reason of a stock dividend, stock split, split-up or other distribution on shares of Common Stock; or

(2)

upon the exercise of Options.

(E)

"Reserved Employee Shares" shall mean shares of Common Stock issued to employees, officers, directors, shareholders and executives of, and consultants or vendors to, the Company either directly as compensation or upon the exercise of options granted by the Company.

(F)

"Rights to Acquire Common Stock" (or "Rights") shall mean all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

2.

No Adjustment of Exercise Prices.  No adjustment in the number of Warrant Shares shall be made (i) unless the consideration per share (determined pursuant to Section 5 below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the

Mid: 010474\000001\449786.11	I-1	Exhibit "I"

issue of such Additional Shares of Common Stock, or (ii) if, prior to such issuance, the Company receives written consent from the holders of at least a majority of the voting power of all then outstanding Warrants agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

3.

Issue of Securities Deemed Issue of Additional Shares of Common Stock.  If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5 hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

(A)

No further adjustment in the Purchase Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

(B)

Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Purchase Price shall be adjusted immediately to reflect the Purchase Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

(C)

In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the Purchase Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

4.

Adjustment of Conversion Prices upon Issuance of Additional Shares of Common Stock.  If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3, but excluding shares issued as a dividend or distribution as provided in Section 7 or upon a stock split or combination as provided in Section 6), without consideration, or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, or without the requisite consent contemplated by Section 2 hereof, then and in such event, the Purchase Price shall be reduced by a full ratchet anti-dilution adjustment to such lesser price (calculated to the nearest cent).

Mid: 010474\000001\449786.11	I-2	Exhibit "I"

5.

Determination of Consideration.  For purposes of this Exhibit I, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)

Cash and Property.  Such consideration shall:

(1)

insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

(2)

insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(3)

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

(B)

Options, Rights and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3, relating to Options, Rights and Convertible Securities, shall be determined by dividing

(1)

the total amount, if any, received or receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

(2)

the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

6.

Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

7.

Adjustment for Certain Dividends and Distributions.  In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or

Mid: 010474\000001\449786.11	I-3	Exhibit "I"

other distribution payable in shares of Common Stock, then and in each such event the Purchase Price shall be decreased as of the time of such issuance, by multiplying the Purchase Price by a fraction, the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

8.

Adjustments for Other Dividends and Distributions.  In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise of the Warrant in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had the Warrant been exercised into Warrant Shares on the date of such event and had thereafter retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the Holder.

9.

Adjustment for Reclassification, Exchange, or Substitution.  If the Warrant Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the Holder shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which the Warrant might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

10.

No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Exhibit I and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment to the extent required hereunder.

11.

Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Exhibit I, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and shall file a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based with its corporate records.  The Company shall, upon the reasonable written request of the Holder furnish or cause to be furnished to the Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Purchase Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the exercise of this Warrant. Despite such adjustment or readjustment, the form of the Warrant, if the same shall reflect the initial or any subsequent Purchase Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Warrant, which shall control.

Mid: 010474\000001\449786.11	I-4	Exhibit "I"